                                                                    EXHIBIT 10.1

                       Web Street Financial Group, Inc.

                               Stock Option Plan


     1.   PURPOSE.  The purposes of this Stock Option Plan (the "Plan") are:
          -------

          . to attract and retain the best available personnel for positions of substantial responsibility at Web Street Securities, Inc. (the "Company");

          . to provide additional incentive to employees, directors and consultants; and

          .    to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:
          -----------

          (1)  "Administrator" means the Board of any of its Committees that may
                -------------
from time to time have responsibility for administering the Plan, in accordance with Section 4 of the Plan.

          (2)  "Applicable Laws" means the requirements relating to the
                ---------------
administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (3)  "Board" means the Board of Directors of the Company.
                -----

          (4)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (5)  "Committee" means a committee of Directors appointed by the Board
                ---------
in accordance with Section 4 of the Plan.

          (6)  "Common Stock" means the $_____  par value Common Stock of Web
                ------------
Street Financial Group, Inc., parent company of the Company.

          (7)  "Company" means Web Street Financial Group, Inc.,  a Delaware
                -------
corporation.

          (8)  "Consultant" means any person, including an advisor, engaged by
                ----------
the Company or a Parent or Subsidiary to render services and who is compensated for such services.

          (9)  "Director" means a member of the Board.
                --------

          (10) "Disability" means total and permanent disability as defined in
                ----------
Section 22(e)(e) of the code.

          (11) "Employee" means any person, including Officers and Directors,
                --------
employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall in itself constitute "employment" by the Company.

          (12) "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (13) "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (i)       the last reported sale price of the Common Stock of the
                      Company on the NASDAQ national market or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices, or

               (ii)      if such Common Stock shall then be listed on a national
                      securities exchange (other than the NASDAQ National Market), the last reported sale price or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or

               (iii)     if such Common Stock shall not be quoted on such
                      national Market System nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market, or

               (iv)      if none of the foregoing is applicable, then the Fair
                      Market Value of a share of common Stock shall be determined by the Board in its discretion.

          (14) "Incentive Stock Option" means an Option intended to qualify as
                ----------------------
an Incentive Stock Option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (15) "Inside Director" means a Director who is an Employee.
                ---------------

          (16) "Nonstatutory Stock Option" means an Option not intended to
                -------------------------
qualify as an Incentive Stock Option.

          (17) "Notice of Grant" means a written or electronic notice evidencing
                ---------------
certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (18) "Officer" means a person who is an officer of the Company within
                -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (19) "Option" means a stock option granted pursuant to the Plan.
                ------

          (20) "Option Agreement" means an agreement between the Company and an
                ----------------
Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (21) "Option Exchange Program" means a program whereby outstanding
                -----------------------
options are surrendered in exchange for options with a lower exercise price.

          (22) "Optioned Stock" means the Common Stock subject to an Option or
                --------------
Stock Purchase Right.

          (23) "Optionee" means the holder of an outstanding Option or Stock
                --------
Purchase Right granted under the Plan.

          (24) "Outside Director" means a Directors who is not an employee.
                ----------------

          (25) "Parent" means a "parent corporation," whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (26) "Plan" means this Stock Option Plan.
                ----

          (27) "Restricted Stock" means shares of Common Stock acquired pursuant
                ----------------
to a grant of Stock Purchase Rights under Section 11 below.

          (28) [Intentionally Omitted]

          (29) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
                ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (30) "Service Provider" means an employee, director or consultant.  An
                ----------------
individual shall not cease to be a Service Provider by virtue of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor or, where applicable, any affiliated companies. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

          (31) "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 14 of the Plan.

          (32) "Stock Purchase Right" means the right to Purchase Common Stock
                --------------------
pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (33) "Subsidiary" means a subsidiary corporation," whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   ELIGIBILITY; STOCK SUBJECT TO THE PLAN.
          --------------------------------------

          (a)       Eligibility.  All employees of the Company shall be eligible
                    -----------
to receive options, at the discretion of the Administrator, after ninety days of employment.

                    (b)       Stock Subject to the Plan
                              -------------------------

               (i) Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is two million (2,000,000) shares of Common Stock. All of the shares issuable under the Plan may be authorized, but unissued, or reacquired Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

               (ii)  If an Option or Stock Purchase Right expires or
               becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have
                                     --------
               actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock (if any) are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.   ADMINISTRATION OF THE PLAN.
          --------------------------

          (a)

               (1)  Multiple Administrative Bodies. The Plan may be administered
                    ------------------------------
                    by different Committees with respect to different groups of Service Providers.

               (2)  Section 162(m).  To the extent that the Administrator
                    --------------
                    determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (3)  Rule 16b-3.  To the extent desirable to qualify transactions
                    ----------
                    hereunder as exempt under Rule 16b-3, the transaction conte mplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (4)  Other Administration. Other than as provided above, the
                    --------------------
                    Plans shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (1)  to determine the Fair Market Value;

               (2) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

               (3) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

               (4)  to approve forms of agreement for use under the Plan;

               (5) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder--such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which times may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (6) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

               (7)  to institute an Option Exchange Program;

               (8) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (9) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax law;

               (10) to modify or amend each Option or Stock Purchase Right (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination excersiability period of Options longer than is otherwise provided for in the Plan;

               (11) to allow Optionees to satisfy withholding tax obligations by electing t o have the Company withhold from the shares to be issued upon exercise of an Option or Stock Purchase Right that number of shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable and shall be subject to the consent or disapproval of the Administrator;

               (12) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator; and

               (13) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)  Effect of Administrator's Decision.  The Administrator's
               ----------------------------------
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5.   ELIGIBILITY.  Nonstatutory Stock Options and Stock Purchase Rights may
          -----------
be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6.   LIMITATIONS.
          -----------

          (2) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option (I.S.O.) or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair

Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $_______, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (3) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

     7.   TERM OF PLAN.  Subject to Section 16 of the Plan, the Plan shall
          ------------
become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

     8.   TERM OF OPTION.  The term of each Option shall be stated in the Option
          --------------
Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) year from the date of grant or such shorter term as may be provided in te Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or shorter term as may be provided in the Option Agreement.

     9.   OPTION EXERCISE PRICE AND CONSIDERATION.
          ---------------------------------------

          (a)       Exercise Price.  The per share exercise price for the shares
                    --------------
to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to any Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii)       In the case of a Nonstatutory Stock Option, the per
                    Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per share on the date of grant.

          (b)       Waiting Period and Exercise Date.  At the time an Option is
                    --------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

          (c)       Form of Consideration.  The Administrator shall determine
                    ---------------------
the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. At the discretion of the Administrator, the consideration paid for an Option may consist of:

                    (1)       cash;

                    (2)       check;

                    (3)       promissory note;

                    (4) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                    (5) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

                    (6) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement (except that this form of payment is not available for
                                  ---
                    Incentive Stock Options);

                    (7) any combination of the foregoing methods of payment (subject to the limitation in clause (vi) above); or

                    (8) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10.  EXERCISE OF OPTION.
          ------------------

          (a)       Procedure for Exercise: Rights As A Shareholder.  Any Option
                    -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the

Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares are issued, except as provided in Section 14 of the Plan.

          Exercising an Option in any manner shall decrease the umber of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of shares as to which the Option is exercised.

          (b)       Termination of Relationship as a Service Provider.  If an
                    -------------------------------------------------
Optionee ceases to be a Service Provider, other than upon the Optionee's death, the Optionee may exercise his or her Option within such period of time as it is specified in the Option Agreement to the extent that the Option was vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to him or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c)       Disability of Optionee.  If an Optionee ceases to be a
                    ----------------------
Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of termination, but only to the extent that the Option was vested on the date of termination (and in no event later than the expiration of the term of the Option as set forth in the Option Agreement). If, on the date of termination, the Optionee

          (d)       Death of Optionee.  If an Optionee dies while a Service
                    -----------------
Provider, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was vested in the Option at the date of death (up to a maximum of 100% vesting the Shares subject to the Option). If, at the time of death, the Optionee is not vested in his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or Administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e)       Buyout Provisions.  The Administrator may at any time offer
                    -----------------
to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  STOCK PURCHASE RIGHTS.
          ---------------------

          (a)       Rights to Purchase.  Stock Purchase Rights may be issued
                    ------------------
either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards mad outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b)  Repurchase Option.  Unless the Administrator determines
               -----------------
otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c)  Other Provisions.  The Restricted Stock Purchase Agreement
               ----------------
shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)  Rights as a Shareholder.  Once the Stock Purchase Right is
               -----------------------
exercised, the purchaser shall have the rights equivalent to those of a Shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

     12.  AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.
          --------------------------------------------

          (a)  First Option.  Each Outside Director shall be
               ------------
automatically granted an Option to purchase 4,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, or (B) the date on which such person first becomes an Outside director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

          (b)  Subsequent Option.  Each Outside Director shall be
               -----------------
automatically granted an Option to purchase 2,000 Shares (a "Subsequent Option") on February 1/st/ of each year provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

          (c)  Terms of Options.  The terms of First Options and Subsequent
               ----------------
Options granted hereunder shall be as follows:

                    (1)  the term of the Option shall be ten (10) years.

                    (2) The exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant. In the event that the date of grant is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant.

                    (3) one-third of the shares subject to the Option shall vest on the date of grant, and 1/3 of the shares subject to the Option shall best on the anniversary of the date of grant in each year thereafter so that 100% of the shares subject to the Option shall be vested two
                         (2) years from
                         the grant date, subject to the Optionee remaining a Service Provider as of such vest dates.


     13.  NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS.  Unless
          --------------------------------------------------------
determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     14.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTIONS, MERGER
          ----------------------------------------------------------------
OR ASSET SALE.
-------------

          (a)  Changes in Capitalization.  Subject to any required action
               -------------------------
by the Shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise any then vested Options until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, [including Shares to which the Option would not otherwise be exercisable.] In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Asset Sale.  In the event of a merger of the company
               --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. [In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     15.  DATE OF GRANT.  The date of grant of an Option or stock Purchase Right
          -------------
shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     16.  AMENDMENT AND TERMINATION OF THE PLAN.
          -------------------------------------

          (a)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend or terminate the Plan.

          (b)  Shareholder Approval.  The Company shall obtain shareholder
               --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)  Effect of Amendment or Termination.  No amendment,
               ----------------------------------
alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     17.  CONDITIONS UPON ISSUANCE OF SHARES.
          ----------------------------------

          (a)  Legal Compliance.  Shares shall not be issued pursuant to the
               ----------------
exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchaser Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)  Investment Representations.  As a condition to the exercise
               --------------------------
of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant to the Company at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such

Shares if, in the opinion of counsel for the Company, such a representation is required.

     18.  INABILITY TO OBTAIN AUTHORITY.  The inability of the company to obtain
          -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19.  RESERVATION OF SHARES.  The Company, during the terms of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     20.  SHAREHOLDER APPROVAL.  The Plan shall be subject to approval by the
          --------------------
shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.



                                   EXHIBIT A

                          OFFER OF OPTION TO PURCHASE
                       PURSUANT TO STOCK OPTION PLAN OF
                       WEB STREET FINANCIAL GROUP, INC.
                       --------------------------------

TO:

     We are pleased to inform you that, in recognition of your exemplary service to the Company, the Committee (the "Stock Options Committee") appointed by the Board of Directors of WEB STREET FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), pursuant to the Company's Stock Option Plan (the "Plan"), has on the date hereof proposed to grant to you an option ("Option") to purchase an aggregate of ____________________________________ shares of the
Company's common stock, having a par value of $.01 per share, at an exercise price of $6.00 and an approximate current market value of $6.00 per share. The Option is an Incentive Stock Option under the Internal Revenue Code of 1986, as amended and as further described in the Plan.

     Pursuant to the Plan, this Option is being granted without consideration, other than the services with respect to which the determination of Options granted has been made, and otherwise according to the terms and conditions of the Plan, a copy of which is attached.

     You should be aware the transfer may subject you to federal and state income taxation at the time of transfer or at a future time, and you are advised to seek independent tax counsel in this regard. You are further advised to examine carefully the restrictions, events of resale, and other terms and conditions governing the transfer and ownership of shares under the Plan.

     This offer of an Option to purchase shares in the Company is made conditional upon your signing and delivering to the Company two counterparts of the WEB STREET FINANCIAL GROUP, INC. Stock Option Agreement, along with two signed counterparts of the Acceptance of Offer, all such signed agreements to be delivered within 15 days from the date hereof, and all of which documents are attached for signature to this Offer to Purchase.

    APPROVED BY THE BOARD OF DIRECTORS OF THE COMPANY ON SEPTEMBER 1, 1998.


                                 By:_______________________________________
                                    For the Stock Options Committee


                                   EXHIBIT B

                  ACCEPTANCE OF OFFER OF OPTIONS TO PURCHASE
                     PURSUANT TO THE STOCK OPTION PLAN OF
                       WEB STREET FINANCIAL GROUP, INC.

To the Stock Options Committee of Web Street Financial Group, Inc.:

     This is to inform you of my acceptance of the offer of an option ("Option") to purchase ______________________________shares of the common stock, par value $.01 (the "Shares"), of WEB STREET FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), granted to me pursuant to the Company's Stock Option Plan (the "Plan").

     I represent and agree that I have read the WEB STREET FINANCIAL GROUP, INC. Stock Option Plan. I further represent that I understand that the Option is an Incentive Stock Option under the Internal Revenue Code of 1986, as amended, and that I have sought such independent advice and counsel as I have deemed necessary to my understanding of the Plan, including tax advice with respect to the consequences of my receiving and owning the Option and any Shares under the Plan.

     I represent and agree that any Shares that I acquire by exercise of the Option will be acquired by me for investment purposes only with no intention to transfer, sell or otherwise dispose of such shares, except as may be permitted under the Plan and in compliance with applicable securities laws.

     I further agree that any Shares I acquire will be acquired in accordance with and subject to the terms, provisions and conditions of the Plan and the Stock Option Agreement (the "Agreement"), as well as any and all other agreements affecting the transfer and ownership of shares of the Company to which I may be a party or by which I may be bound.

     The terms of this acceptance shall be applicable to the Company Shares and to any shares or other securities of the Company which may be acquired by me as a result of a stock split or stock dividend or combination of shares, or any other change or exchange for other securities, by reorganization, merger, consolidation, recapitalization or otherwise, affecting the Shares. As used in this agreement, the term "Shares" shall be deemed to include any such securities issued in respect of the Shares.

     The Company's offer and this Acceptance, in conjunction with the Plan and the Agreement, constitute the entire agreement between the Company and me with respect to the grant of the Option, and may not be modified, except by a written agreement signed by the Company and me.

                              Very truly yours,


                              _________________________________________
                              ___________________________